UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2006

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 7, 2006, the New York Stock Exchange ("NYSE") notified Enesco Group, Inc. (the "Company") that the NYSE will suspend trading in the Company’s common stock after the close of trading on June 9, 2006 and will thereafter delist the Company’s common stock upon the completion of applicable procedures. The Company expects that its common stock will be quoted on the OTC Bulletin Board.

As previously disclosed, the Company had received notification from the NYSE on September 1, 2005 that the Company was not in compliance with the NYSE’s continued listing standards for minimum total average global market capitalization and total shareholders’ equity. On December 5, 2005, the NYSE accepted the Company’s plan for continued listing on the NYSE, subject to quarterly reviews to ensure progress against the plan. The NYSE’s recent decision to suspend trading in the common stock was based on its determination that the Company had not made sufficient progress toward meeting certain material aspects of the Company’s plan for continued listing. The Company does not intend to request a review of the NYSE’s suspension decision as allowed under the NYSE delisting procedures.

Also on June 7, 2006, the Company announced that it intends to voluntarily withdraw its common stock from listing on NYSE Arca. A copy of the Company’s press release announcing the NYSE suspension and voluntary withdrawal from NYSE Arca is attached as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 7, 2006, the Board of Directors of the Company approved the appointment of Basil Elliott as President and Chief Executive Officer and Marie Meisenbach Graul as Executive Vice President and Chief Financial Officer, respectively. As previously disclosed, each has served in such capacities on an interim basis since May 15, 2006. The Board of Directors also elected Mr. Elliott to the Board of Directors.

The biographical and other information concerning Mr. Elliott and Ms. Graul contained in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2006 is incorporated by reference herein. A copy of the press release concerning these management announcements is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Enesco Group, Inc. press release dated June 7, 2006 regarding trading suspension.

Exhibit 99.2 Enesco Group, Inc. press release dated June 7, 2006 regarding management announcements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

June 7, 2006	By:	/s/ Marie Meisenbach Graul

Name: Marie Meisenbach Graul
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Enesco Group, Inc. press release dated June 7, 2006 regarding trading suspension.
99.2	Enesco Group, Inc. press release dated June 7, 2006 regarding management announcements.